C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP
C H A N C E

                                                                 CONFORMED COPY

                                  HSBC BANK PLC
                                    as Lender

                      TURQUOISE CARD BACKED SECURITIES PLC
                                    as Issuer

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                                 as Note Trustee

--------------------------------------------------------------------------------
                             EXPENSES LOAN AGREEMENT
                                 RELATING TO THE
                       TURQUOISE FUNDING MEDIUM TERM NOTE
                                    PROGRAMME
--------------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                                      PAGE

THIS EXPENSES LOAN AGREEMENT is made on 23 May 2006

BETWEEN:

(1)   HSBC BANK PLC, a bank incorporated in England and Wales with company number 14259, whose registered office is located at 8 Canada Square,
      London E14 5HQ (the "LENDER");

(2)   TURQUOISE CARD BACKED SECURITIES PLC, a public limited liability company incorporated in England and Wales with company number 5506646, whose registered office is located at c/o Wilmington Trust SP Services (London)
      Limited Tower 42 (Level 11), 25 Old Broad Street, London EC2N 1HQ (the
      "ISSUER"); and

(3)   LAW DEBENTURE TRUST COMPANY OF NEW YORK, acting through its New York branch whose principal place of business is at 767 Third Avenue - 31st floor, New York, New York 10017 as note trustee (the "NOTE TRUSTEE").

WHEREAS:

(A)   The Issuer proposes to issue Series of Notes under a medium term note
      ("MTN") programme established between, inter alios, the Issuer, and Law
      Debenture Trust Company of New York in its capacity as Note Trustee.

(B)   Each Series will be constituted by the Note Trust Deed and the relevant
      Note Trust Deed Supplement executed on or about the relevant Closing Date.

(C)   On any Closing Date on which the Issuer issues further Notes, the Lender may, at the discretion of the Lender, advance additional funds to the
      Issuer to provide for the payment of certain costs and expenses of the
      Issuer associated with the issue of the further Notes and towards funding a purchase (or further purchase) of Loan Notes from the Loan Note Issuer, all on the terms and subject to the conditions contained herein.

(D)   The Note Trustee has agreed to act as trustee of the Security Documents for each Series and to hold the Security on trust for the Secured
      Creditors on the terms and conditions contained in the Note Trust Deed and any relevant Note Trust Deed Supplement.

IT IS HEREBY AGREED as follows:-

1.    INTERPRETATION

1.1   DEFINITIONS

      Unless otherwise defined in this Agreement or the context requires otherwise, words and expressions used in this Agreement have the meanings and constructions ascribed to them in the Master Definitions Schedule set out in Schedule 1 (Master Definitions Schedule) of the Issuer Master
      Framework Agreement which is dated on or about the date of this Agreement and made between, inter alios, the Issuer and the Note Trustee.

1.2   INCORPORATION OF COMMON TERMS

      The Common Terms apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full in this Agreement.

                                      - 2 -

1.3   CONFLICT WITH COMMON TERMS

      If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail.

1.4   ADDITIONAL DEFINITIONS

      "ADVANCE" has the meaning set out in Clause 2 (The Facility);

      "AMORTISATION SCHEDULE" shall have the meaning set out in Clause 3.9;

      "APPLICABLE MARGIN" means, 1 per cent. per annum in respect of the Initial
      Advance and in respect of each other Advance, the margin detailed in the relevant Utilisation Notice for such Advance;

      "EXPENSES LOAN" means the aggregate of any Advances from time to time outstanding as such amount is reduced or increased from time to time by repayments or further advances hereunder;

      "EXPENSES LOAN LEDGER" means a ledger entitled "Expenses Loan Ledger"
      maintained by the Issuer in respect of the Issuer Distribution Account;

      "FACILITY" means the subordinated expenses loan facility, the terms and conditions of which are set out in this Expenses Loan Agreement;

      "FACILITY LIMIT" means such amount as may be agreed by the Lender and specified in a Utilisation Notice;

      "FINAL REPAYMENT DATE" means in relation to an Advance the final Interest
      Payment Date specified on such date in the relevant Amortisation Schedule for such Advance;

      "FIRST SERIES" means the first Series of Notes issued by the Issuer;

      "INITIAL ADVANCE AMORTISATION SCHEDULE" has the meaning set out in Clause
      3.9;

      "INITIAL ADVANCE" has the meaning set out in Clause 3.1;

      "INITIAL CLOSING DATE" means such date as shall be agreed between all relevant parties for the closing of the issue of the First Series;

      "INITIAL INTEREST PAYMENT DATE" means the first Interest Payment Date in respect of the Initial Advance as specified in the Initial Advance
      Amortisation Schedule and thereafter in respect of each subsequent Advance the first Interest Payment Date specified in the Amortisation Schedule for such Advance;

      "INTEREST PERIOD" has the respective meaning ascribed thereto in the relevant Conditions;

      "LIBOR" means the London interbank offered rate determined by or on behalf of the Lender for each Interest Period in respect of an Advance on the following basis:

      (i)   on the first day of the Interest Period for which the rate will apply (or if such day is not a Business Day, the next succeeding
            Business Day), the offered quotation to leading banks in the London
            Interbank Market for, in respect of the initial Interest Period a linear interpolation of the rates for sterling deposits for the whole month

                                      - 3 -

            preceding the Initial Interest Payment Date and for the whole month concluding after the Initial Interest Payment Date and for each
            Interest Period thereafter for one-month sterling deposits by reference to the display designated as the British Bankers
            Association LIBOR Rates as quoted on the Moneyline Telerate Screen
            No. 3750 (or (aa) such other page as may replace Moneyline Telerate
            Screen No. 3750 on that service for the purposes of displaying such information or (bb) if that service ceases to display such information, such page as displays such information on such service as may replace the Moneyline Telerate monitor) as at or about 11.00
            a.m. (London time) on that date (the "SCREEN RATE");

      (ii)  if, on the relevant date, the Screen Rate does not appear (as above)
            the Lender will:

      (1)   request the principal London office of each of HSBC, Royal Bank of
            Scotland plc, Deutsche Bank AG London and Barclays Bank plc or any
            duly appointed substitute reference bank(s) as may be appointed by the Lender (together the "REFERENCE BANKS") to provide the Lender with its offered quotation to leading banks in the London Interbank
            Market for a linear interpolation of the rates for two-month sterling deposits and three-month sterling deposits (if determining the rate for the initial Interest Period) or for one-month sterling deposits (if determining the rate for an Interest Period other than the initial Interest Period) as at approximately 11.00 a.m. (London time) on the relevant date in question and in an amount that is representative for a single transaction in that market at that time;
            and

      (2)   determine the arithmetic mean (rounded upwards to four decimal places) of such quotations;

      (iii) if on the relevant date the Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, the rate of interest for the relevant Interest Period shall be determined in accordance with the provisions of paragraph (ii) on the basis of the arithmetic mean (rounded upwards to four decimal places) of the offered quotations of those Reference Banks providing the offered quotations; and

      (iv)  if fewer than two such quotations are provided by the Reference
            Banks as requested, the Lender will determine the arithmetic mean
            (rounded upwards to four decimal places) of the rates quoted by major banks in London, selected by the Lender, at approximately
            11.00 a.m. (London time) on the first day of the relevant Interest
            Period for loans in pounds sterling to leading European banks for a period equal to the relevant Interest Period and in amount that is representative for a single transaction in that market at that time,

      PROVIDED, that if the Lender is unable to determine the Screen Rate or, as the case may be, the arithmetic mean in accordance with provisions in relation to any Interest Period, LIBOR during such Interest Period will be the Screen Rate or, as the case may be, the arithmetic mean last determined in relation to this Expenses Loan Agreement in respect of the immediately preceding Interest Period;

                                      - 4 -

      "REPAYMENT AMOUNT" has the meaning given to it in Clause 5 (Repayment) of this Expenses Loan Agreement;

      "REPAYMENT DATE" has the meaning given to it in Clause 5 (Repayment) of this Expenses Loan Agreement;

      "UTILISATION CONFIRMATION" means a notice in substantially the form of
      Schedule 5 (Utilisation Confirmation) from the Issuer confirming the terms of a Utilisation Notice;

      "UTILISATION DATE" means the Closing Date for an Advance which has been requested as specified in the Utilisation Request in respect of such
      Advance;

      "UTILISATION NOTICE" means a notice in substantially the form of Schedule
      4 (Utilisation Notice) specifying the terms on which an Advance will be made by the Lender to the Issuer; and

      "UTILISATION REQUEST" shall mean a notice in substantially the form of
      Schedule 3 (Utilisation Request) requesting an Advance under the Facility.

1.5   OBLIGOR/OBLIGEE

      Paragraph 1 (Further Assurance) of the Common Terms applies to this
      Agreement as if set out in full in this Agreement and as if the Issuer were the Obligor and the Lender and the Note Trustee were each Obligees for the purposes of such Paragraph.

1.6   GOVERNING LAW AND JURISDICTION

      This Agreement and all matters arising from or connected with it shall be governed by English law in accordance with Paragraph 26 (Governing Law) of the Common Terms. Paragraph 27 (Jurisdiction) of the Common Terms applies to this Agreement as if set out in full in this Agreement.

1.7   REPRESENTATIONS AND WARRANTIES

      The Issuer gives certain representations and warranties on each Interest
      Payment Date on the terms set out in Schedule 4 (Issuer's Representations and Warranties) of the Issuer Master Framework Agreement.

1.8   The headings in this Expenses Loan Agreement shall not affect its interpretation.

1.9   Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other genders and words denoting persons only shall include firms and corporations and vice versa.

1.10  Save where the contrary is indicated, any reference in this Expenses Loan
      Agreement to this Expenses Loan Agreement or any other agreement or document shall be construed as a reference to this Expenses Loan Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be amended, varied, novated or supplemented.

                                      - 5 -

2.    THE FACILITY

2.1   Subject to the terms of this Expenses Loan Agreement, the Lender hereby makes available to the Issuer an uncommitted unsecured term loan facility in an aggregate amount equal to the Facility Limit.

2.2   On each Closing Date, simultaneously with the issue of any Series of Notes by the Issuer, the Lender will, if it has determined that it will make an advance and has received a Utilisation Confirmation, advance to the Issuer for the credit of the Expenses Loan Ledger of the relevant Issuer
      Distribution Account of such Series an amount (each an "ADVANCE") to be applied with the net proceeds of the issue of the relevant Notes to provide for the payment of certain costs and expenses of the Issuer associated with the issue of the Notes and towards funding a purchase (or further purchase) of a Loan Note from the Loan Note Issuer.

3.    UTILISATION

3.1   Subject to the provisions of Clauses 3.2 to 3.9 below, simultaneously with the completion of the issue of the First Series on the Initial Closing
      Date, the Lender will make an Advance to the Issuer for the credit of the
      Expenses Loan Ledger of the relevant Issuer Distribution Account in accordance with the Issuer's instructions (the "INITIAL ADVANCE").

3.2   The Issuer may seek to utilise the Facility on any Closing Date by delivering to the Lender by no later than the close of business on the
      Business Day prior to such Closing Date, a Utilisation Request.

3.3   Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

            (i)   the proposed Utilisation Date is a Business Day which
                  corresponds with a Closing Date;

            (ii)  it specifies the amount of the Advance to be made pursuant to the Utilisation Request; and

            (iii) it specifies the relevant Issuer Distribution Account for that
                  Series.

3.4   Only one Advance may be requested in each Utilisation Request.

3.5   The Issuer is deemed to repeat the representations referred to in Clause
      1.7 (Representations and Warranties) on the date of each Utilisation
      Request, each Utilisation Confirmation and each Closing Date.

3.6   If the Lender decides and subject to such conditions precedent as it may request including the receipt of satisfactory legal opinions on the
      Initial Closing Date, in its absolute discretion, to make an Advance, not including the Initial Advance, pursuant to the Utilisation Request, the
      Lender will deliver to the Issuer, by no later than the close of business on the Business Day prior to the Closing Date on which an Advance is to be made, a Utilisation Notice specifying the terms on which the Advance will be made including, without limitation, the Applicable Margin in respect of the Advance.

                                      - 6 -

3.7   The Lender may also specify in a Utilisation Notice any increase which it proposes to make to the Facility Limit.

3.8   By no later than the close of business on the Business Day prior to the
      Closing Date on which an Advance is to be made, the Issuer will deliver a
      Utilisation Confirmation to the Lender confirming the terms of the Advance and the increase in the Facility Limit (if any) as set out in the
      Utilisation Notice.

3.9   On the Closing Date on which an Advance is to be made following the receipt of a Utilisation Confirmation, the Lender will deliver to the
      Issuer an amortisation schedule in respect of that advance in substantially the form of Schedule 2 (Amortisation Schedule in relation to the Advance) attached hereto setting out the Repayment Amounts to be paid in relation to each such Advance as well as clearly specifying the Initial
      Interest Payment Date in relation to such Advance (an "AMORTISATION
      SCHEDULE") PROVIDED, HOWEVER, that in respect of the Initial Advance, the
      Lender will deliver to the Issuer an amortisation schedule in substantially the form of Schedule 1 (Initial Advance Amortisation
      Schedule) (the "INITIAL ADVANCE AMORTISATION SCHEDULE").

4.    INTEREST

4.1   The periods for which any Advance is outstanding hereunder will be divided into periods which will correspond with the Interest Periods.

4.2   Subject to Clause 7 (Enforcement Event), the Issuer will pay interest on each outstanding Advance, at the rate per annum which is the aggregate of
      (i) the Applicable Margin with respect to such Advance, and (ii) LIBOR for the relevant Interest Period. Interest will accrue from day to day and will be calculated on the basis of actual days elapsed and a year of 365 days (or 366 days if the relevant Interest Period ends in a leap year) and will be (subject to Clause 7 (Enforcement Event)) payable in arrear on each Interest Payment Date.

4.3   To the extent that the aggregate of the monies available to the Issuer in respect of any Series, as credited to the relevant Expenses Loan Ledger, on any Interest Payment Date is less than the amount of interest then due to the Lender in respect of the Advance made in relation to that Series after taking into account all other payments to be made therefrom on such date in accordance with the Note Trust Deed and the relevant Note Trust
      Deed Supplement in priority to such interest, payment of the amount of the shortfall in respect of that Series ("RELEVANT DEFERRED INTEREST") will be deferred until the next Interest Payment Date thereafter on which funds are available to the Issuer to pay such Relevant Deferred Interest.

4.4   Any payments made by the Issuer under this Expenses Loan Agreement will be paid after deduction of withholding for tax where such deduction or withholding is required by law and there will be no obligation on the
      Issuer to pay any additional amounts in respect of such withholding or deduction notwithstanding the term of any other documents to which it is a party.

4.5   The Lender will promptly notify the Issuer and the Servicer of each determination of LIBOR made pursuant to this Expenses Loan Agreement.

                                      - 7 -

4.6   In the absence of manifest error, a statement made by the Lender as to any amount of interest payable pursuant to this Clause 4 will be conclusive.

5.    REPAYMENT

5.1   The Issuer shall procure that sums received on each Interest Payment Date from the Loan Note Issuer, identified as principal amounts for the repayment of an Advance are:

      5.1.1   deposited in the relevant Issuer Distribution Account for the
              Series to which such Advance relates; and

      5.1.2   credited to the relevant Expenses Loan Ledger for the Series to which such Advance relates.

5.2   Subject to Clause 7 (Enforcement Event) and the provisions of this Clause
      5, any outstanding Advance will be repaid in monthly instalments on each
      Interest Payment Date as set out in the Amortisation Schedule then in effect in relation to that Series.

5.3   Each date on which an Advance will be repayable in whole or in an instalment as stated in the relevant Amortisation Schedule will be a
      "REPAYMENT DATE" and each amount so repayable a "REPAYMENT AMOUNT".

5.4   Subject to Clause 5.5 below, to the extent monies available to the Issuer in the Issuer Distribution Account in respect of any Series, as credited to the relevant Expenses Loan Ledger in accordance with the terms of the
      Note Trust Deed and the relevant Note Trust Deed Supplement thereto, are on any Repayment Date insufficient to pay in full any Repayment Amount then due in respect of that Series (after taking into account all other payments to be made therefrom on such date in accordance with the Note
      Trust Deed and any Note Trust Deed Supplement), such Repayment Amount will be reduced by the amount of such shortfall and the next Repayment Amount in respect of any outstanding Advance in relation to that Series increased by the same amount.

5.5   In the event that a Rapid Amortisation Period or Regulated Amortisation
      Period commences in respect of the Loan Note backing a particular Series then, on each subsequent Repayment Date during such period, the Repayment
      Amount scheduled to be paid on that date pursuant to Clause 5.1 or Clause
      5.2 will be the amount which is the lesser of (i) the amount standing to the credit of the relevant Expenses Loan Ledger of the relevant Issuer
      Distribution Account of such Series at such time which has been allocated in accordance with the relevant Note Trust Deed Supplement relating to such Series towards payment of additional amounts in respect of the
      Expenses Loan and (ii) the amount of the Expenses Loan outstanding at such time.

6.    PREPAYMENT

6.1   The Issuer may prepay the whole or any part of the Expenses Loan on any
      Interest Payment Date to the extent of available funds available for such purpose. Any amounts agreed with the Lender to be prepaid in accordance with this Clause 6.1 will be additional amounts for the purposes of the relevant Note Trust Deed Supplement.

6.2   Any prepayment will on that Interest Payment Date first reduce the amount payable in respect of the Repayment Amounts which are payable on the
      Repayment Date furthest in

                                      - 8 -

      time from such Interest Payment Date in priority to the Repayment Amounts payable on any other Interest Payment Date.

7.    ENFORCEMENT EVENT

      If the Note Trustee serves an Enforcement Notice on the Issuer pursuant to the terms of any Series of Notes it will forthwith provide a copy thereof to the Lender and the Lender may, by notice to the Issuer, declare all or any part of the Expenses Loan, together with all interest thereon, subject always to Clause 8 (Enforcement and Subordination), to be immediately due and repayable.

8.    ENFORCEMENT AND SUBORDINATION

8.1   The Lender agrees with the Note Trustee and the Issuer to be bound by the terms of the Note Trust Deed and each of the Note Trust Deed Supplements and in particular confirms that no sum, whether in respect of principal or interest or otherwise relating to the Expenses Loan, will be due and payable by the Issuer except in accordance with the priority of payments provided for in the Note Trust Deed and each of the Note Trust Deed
      Supplements, as applicable, unless and until all sums thereby required to be paid or provided for in priority thereto in relation to such Series have been paid or will be discharged in full.

8.2   The Lender will not take any steps for the purpose of receiving any debts whatsoever owing to it by the Issuer pursuant to this Expenses Loan
      Agreement or enforcing any rights arising out of this Expenses Loan
      Agreement against the Issuer or procuring the winding-up, administration or liquidation of the Issuer in respect of any of its liabilities whatsoever.

8.3   The Lender agrees that it will not take any action or proceedings against the Issuer to recover any amounts due and payable by the Issuer to the
      Lender under this Expenses Loan Agreement, except to the extent that the
      Issuer has sufficient assets to meet the Lender's claim in full having taken into account all other liabilities both actual and contingent of the
      Issuer which rank in priority to its liabilities to the Lender under this
      Expenses Loan Agreement and so that the Issuer will not be obliged to make any payment to the Lender hereunder if and to the extent that the making of such payment would cause or be likely to cause the Issuer to be or become unable to pay its debts as they fall due.

8.4   Without prejudice to the foregoing provisions of this Clause, the Lender hereby covenants with the Issuer and the Note Trustee that if, whether in the liquidation of the Issuer or otherwise (and notwithstanding the provisions of this Clause 8.4), any payment (which shall include any set-off, combination or withholding) is received by it in respect of the
      Expenses Loan or any interest thereon other than in accordance with the terms of this Agreement and the Note Trust Deed the amount so paid will be paid over to the Note Trustee forthwith upon receipt; PROVIDED HOWEVER, that this Clause 8.4 will have effect only to the extent that it does not constitute or create and is not deemed to constitute or create any mortgage, charge or other security interest of any kind; PROVIDED,
      FURTHER, HOWEVER, that as between the Note Trustee and the Issuer or any liquidator thereof such amounts paid under this Clause 8.4 will be deemed to be paid and as between the Lender

                                      - 9 -

      and the Issuer or any liquidator thereof such amounts paid under this
      Clause 8.4 will be deemed not to have been paid.

8.5   The Lender hereby covenants with the Note Trustee that it will not set off or claim to set off the Expenses Loan or any interest thereon or any part of either thereof against any liability owed by it to the Issuer.

8.6   The Lender hereby covenants with the Issuer that it will not take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the Issuer or of any or all of the revenues and assets of any of them.

9.    FEES

      Each of the parties hereto (other than the Note Trustee) will bear its own costs and expenses in connection with the negotiation, preparation and execution of this Expenses Loan Agreement (which in the case of the Issuer may be funded by the Initial Advance) and no fees will be payable in connection herewith.

10.   SECTION 349 BANK

      The Lender warrants that it is a Bank as defined for the purposes of
      Section 349 of the Income and Corporation Taxes Act 1988 and will be within the charge to United Kingdom corporation tax as respects all amounts regarded as interest for United Kingdom tax purposes received by it under this Agreement.

11.   ASSIGNMENT

      Each of the parties hereto agree that the Lender may not assign its rights hereunder and that the rights of the Issuer hereunder may only be assigned to the Note Trustee in accordance with the terms of the Note Trust Deed and any Note Trust Deed Supplement.

12.   INFORMATION AND BENEFIT

      The Lender shall provide to the Note Trustee such information and evidence in respect of any dealing between the Issuer and the Lender under this
      Expenses Loan Agreement or otherwise as the Note Trustee may request for the purpose of discharging the duties, trusts, powers, authorities and discretions vested in the Note Trustee in or under the Relevant Documents or by operation of law and the Issuer hereby waives any right or duty of confidentiality which it may have or which may be owed to it by the Lender in respect of such information and evidence.

IN WITNESS WHEREOF the parties hereto have signed and executed this Expenses
Loan Agreement the day and year first above written.

                                     - 10 -

                                   SCHEDULE 1
                      INITIAL ADVANCE AMORTISATION SCHEDULE

The Initial Interest Payment Date in relation to the Initial Advance will be
[o].

The Applicable Margin in respect of the Initial Advance will be [o]%.

          ** PERIOD REPRESENTS MONTH IN WHICH AMOUNTS ARE TO BE PAID **

                  PERIOD    BEG BALANCE      PRINCIPAL      END BALANCE

         1
         2
         3
         4
         5
         6
         7
         8
         9
         10
         11
         12
         13
         14
         15
         16
         17
         18
         19
         20

                                     - 11 -

                                   SCHEDULE 2
                AMORTISATION SCHEDULE IN RELATION TO THE ADVANCE

                                   made on [o]

The Initial Interest Payment Date in relation to the Advance will be [o].

The Applicable Margin in respect of the Advance will be [o]%.

          ** PERIOD REPRESENTS MONTH IN WHICH AMOUNTS ARE TO BE PAID **

                  PERIOD    BEG BALANCE      PRINCIPAL      END BALANCE
         1
         2
         3
         4
         5
         6
         7
         8
         9
         10
         11
         12
         13
         14
         15
         16
         17
         18
         19
         20

                                     - 12 -

                                   SCHEDULE 3

                               UTILISATION REQUEST

From:          Turquoise Card Backed Securities plc

To:            HSBC Bank plc
               8 Canada Square
               London
               E14 5HQ

Attention:     [o]

Dated:         [o]

Dear Sirs

         TURQUOISE CARD BACKED SECURITIES PLC - EXPENSES LOAN AGREEMENT
         DATED ON OR ABOUT 23 MAY 2006 (THE "EXPENSES LOAN AGREEMENT")

1.    We refer to the Expenses Loan Agreement. This is a Utilisation Request as
      defined in the Expenses Loan Agreement. Terms defined in the Expenses Loan
      Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.    We wish to borrow an Advance on the following terms:

      Closing Date in respect of which Advance requested:              [o]

      Amount:                                                          [o]

3.    The proceeds of this Advance should be credited to Series [o] Issuer
      Distribution Account [account number].

4.    We confirm that each of the representations referred to in Clause 1.7
      (Representations and Warranties) of the Expenses Loan Agreement is
      repeated as at the date hereof.

5.    This Utilisation Request is irrevocable.

                                Yours faithfully

                        --------------------------------
                            authorised signatory for
                      TURQUOISE CARD BACKED SECURITIES PLC

                                     - 13 -

                                   SCHEDULE 4

                               UTILISATION NOTICE

From:          HSBC Bank plc
               8 Canada Square
               London
               E14 5HQ

To:            Turquoise Card Backed Securities plc
               c/o Wilmington Trust SP Services (London) Limited
               Tower 42 (Level 11),
               25 Old Broad Street,
               London EC2N 1HQ

Attention:     The Directors

Dated:         [o]

Dear Sirs

         TURQUOISE CARD BACKED SECURITIES PLC - EXPENSES LOAN AGREEMENT
         DATED ON OR ABOUT 23 MAY 2006 (THE "EXPENSES LOAN AGREEMENT")

1.    We refer to the Expenses Loan Agreement. This is a Utilisation Notice as
      defined in the Expenses Loan Agreement. Terms defined in the Expenses Loan
      Agreement have the same meaning in this Utilisation Notice unless given a different meaning in this Utilisation Notice.

2.    Further to the Utilisation Request dated [o] requesting an Advance in the amount of (pound)[o] to be made on [o], we hereby notify you of our agreement to make an Advance subject to the following terms:

      Amount:                                                          [o]

      Applicable Margin:                                               [o]

      Closing Date on which Advance to be made:                        [o]

      Initial Interest Payment Date:                                   [o]

      New Facility Limit                                               [o]

3.    We will provide you with an Amortisation Schedule in respect of the
      Advance on the Closing Date on which the Advance is to be made as specified above.

4.    Upon receipt of this Utilisation Notice, please confirm your agreement to the terms of the Advance by signing and returning a Utilisation
      Confirmation by no later than [5] pm on the Business Day prior to the
      Closing Date on which the Advance is to be made.

                                     - 14 -

                                Yours faithfully

                         ...............................
                            authorised signatory for
                                  HSBC BANK PLC

                                     - 15 -

                                   SCHEDULE 5
                            UTILISATION CONFIRMATION

From:          Turquoise Card Backed Securities plc

To:            HSBC Bank plc
               8 Canada Square
               London
               E14 5HQ

Attention:     [o]

Dated:         [o]

Dear Sirs

         TURQUOISE CARD BACKED SECURITIES PLC - EXPENSES LOAN AGREEMENT
         DATED ON OR ABOUT [23] MAY 2006 (THE "EXPENSES LOAN AGREEMENT")

5.    We refer to the Expenses Loan Agreement. This is a Utilisation
      Confirmation as defined in the Expenses Loan Agreement. Terms defined in the Expenses Loan Agreement have the same meaning in this Utilisation
      Confirmation unless given a different meaning in this Utilisation
      Confirmation.

6.    We hereby notify you of our agreement to the terms of the Advance specified in the Utilisation Notice dated [o].

7.    The proceeds of the Advance should be credited to [account].

                                Yours faithfully

                        ................................
                            authorised signatory for
                      TURQUOISE CARD BACKED SECURITIES PLC

                                     - 16 -

                                 EXECUTION PAGE

LENDER

HSBC BANK PLC

By:   MICHAEL WORSFOLD

ISSUER

TURQUOISE CARD BACKED SECURITIES PLC

By:   RUTH SAMSON

NOTE TRUSTEE

LAW DEBENTURE TRUST
COMPANY OF NEW YORK AS NOTE
TRUSTEE

By    PATRICK J. HEALY

Name  PATRICK J. HEALY
Title VICE PRESIDENT

                                     - 17 -